                                                                       (g)(1)(i)

(ING FUNDS LOGO)

October 24, 2006

Ms. Mary Jean Milner
Vice President
The Bank of New York
One Wall Street, 25th Floor
New York, NY 10286

Dear Ms. Milner:

     Pursuant to the terms and conditions of the Custody Agreement, Foreign Custody Manager Agreement, Fund Accounting Agreement, Custody & Fund Accounting Fee Schedule and Global Securities Fee Schedule each dated January 6, 2003, and the Cash Reserve Agreement dated March 31, 2003 (the "Agreements"), we hereby notify you of the addition of ING Risk Managed Natural Resources Fund (the "Fund") to be included on the AMENDED EXHIBIT A to the Agreements as shown. This AMENDED EXHIBIT A supersedes the previous AMENDED EXHIBIT A dated June 19, 2006.

     The AMENDED EXHIBIT A has also been updated 1) the reflect name changes for ING MFS Capital Opportunities Portfolio to ING Thornburg Value Portfolio, ING MFS Mid Cap Growth Portfolio to ING FMR(SM) Mid Cap Growth Portfolio, ING Precious Metals Fund to ING Global Natural Resources Fund, ING Goldman Sachs Tollkeeper(SM) Portfolio to ING Global Technology Portfolio, ING Principal Protection Fund to ING Index Plus LargeCap Equity Fund, and ING Equity Income Fund to ING Growth and Income Fund and 2) by the removal of ING Convertible Fund as this fund recently merged into another fund, ING GET Fund - Series N as this fund recently dissolved, and ING FMR(SM) Equity Income Portfolio, ING Pioneer Equity Income Portfolio, ING Principal Protection Fund XIII and ING Principal Protection Fund XIV as these funds did not launch as originally anticipated.

     Please signify your acceptance to provide services under the Agreements with respect to the Funds by signing below. If you have any questions, please contact me at (480) 477-2190.

                                        Sincerely,


                                        /s/ Todd Modic
                                        ----------------------------------------
                                        Todd Modic
                                        Senior Vice President
                                        ING Risk Managed Natural Resources Fund

ACCEPTED AND AGREED TO:
The Bank of New York


By: /s/ Edward G. McGann
    ---------------------------------
Name:
      -------------------------------
Title: _____________, Duly Authorized

7337 E. Doubletree Ranch Rd.   Tel: 480-477-3000   ING Risk Managed Natural
Scottsdale, AZ 85258-2034      Fax: 480-477-2700   Resources Fund
                               www.ingfunds.com

                                AMENDED EXHIBIT A

FUND                                             EFFECTIVE DATE
----                                             --------------
ING CORPORATE LEADERS TRUST FUND
   ING Corporate Leaders Trust - Series A         May 17, 2004
   ING Corporate Leaders Trust - Series B         May 17, 2004

ING EQUITY TRUST
   ING Disciplined LargeCap Fund                  June 9, 2003
   ING Financial Services Fund                    June 9, 2003
   ING Fundamental Research Fund               December 28, 2005
   ING Index Plus LargeCap Equity Fund            June 2, 2003
   ING LargeCap Growth Fund                       June 9, 2003
   ING LargeCap Value Fund                      February 1, 2004
   ING MidCap Opportunities Fund                  June 9, 2003
   ING MidCap Value Choice Fund                 February 1, 2005
   ING MidCap Value Fund                          June 9, 2003
   ING Opportunistic LargeCap Fund             December 28, 2005
   ING Principal Protection Fund II               June 2, 2003
   ING Principal Protection Fund III              June 2, 2003
   ING Principal Protection Fund IV               June 2, 2003
   ING Principal Protection Fund V                June 2, 2003
   ING Principal Protection Fund VI               June 2, 2003
   ING Principal Protection Fund VII              May 1, 2003
   ING Principal Protection Fund VIII           October 1, 2003
   ING Principal Protection Fund IX             February 2, 2004
   ING Principal Protection Fund X                May 3, 2004
   ING Principal Protection Fund XI             August 16, 2004
   ING Principal Protection Fund XII           November 15, 2004
   ING Real Estate Fund                           June 9, 2003
   ING SmallCap Opportunities Fund                June 9, 2003
   ING SmallCap Value Choice Fund               February 1, 2005
   ING SmallCap Value Fund                        June 9, 2003

ING FUNDS TRUST
   ING Classic Money Market Fund                 April 7, 2003
   ING GNMA Income Fund                          April 7, 2003
   ING High Yield Bond Fund                      April 7, 2003
   ING Institutional Prime Money Market Fund     July 29, 2005
   ING Intermediate Bond Fund                    April 7, 2003
   ING National Tax-Exempt Bond Fund             April 7, 2003

ING GET FUND
   ING GET Fund - Series P                       July 14, 2003
   ING GET Fund - Series Q                       July 14, 2003

   ING GET Fund - Series R                       July 14, 2003
   ING GET Fund - Series S                       July 14, 2003
   ING GET Fund - Series T                       July 14, 2003
   ING GET Fund - Series U                       July 14, 2003
   ING GET Fund - Series V                       March 13, 2003

ING GLOBAL EQUITY DIVIDEND AND PREMIUM
   OPPORTUNITY FUND                              March 28, 2005

ING GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY
   FUND                                         October 27, 2005

ING INVESTMENT FUNDS, INC.
   ING MagnaCap Fund                              June 9, 2003

ING INVESTORS TRUST
   ING AllianceBernstein Mid Cap Growth
      Portfolio                                 January 6, 2003
   ING American Funds Growth Portfolio         September 2, 2003
   ING American Funds Growth-Income
      Portfolio                                September 2, 2003
   ING American Funds International
      Portfolio                                September 2, 2003
   ING Capital Guardian Small/Mid Cap
      Portfolio                                 January 13, 2003
   ING Capital Guardian U.S. Equities
      Portfolio                                 January 13, 2003
   ING Disciplined Small Cap Value Portfolio     April 28, 2006
   ING Eagle Asset Capital Appreciation
      Portfolio                                 January 6, 2003
   ING EquitiesPlus Portfolio                    April 28, 2006
   ING Evergreen Health Sciences Portfolio        May 3, 2004
   ING Evergreen Omega Portfolio                  May 3, 2004
   ING FMR(SM) Diversified Mid Cap Portfolio    January 6, 2003
   ING FMR(SM) Earnings Growth Portfolio         April 29, 2005
   ING FMR(SM) Mid Cap Growth Portfolio         January 13, 2003
   ING Franklin Income Portfolio                 April 28, 2006
   ING Global Real Estate Portfolio             January 3, 2006
   ING Global Resources Portfolio               January 13, 2003
   ING Global Technology Portfolio              January 6, 2003
   ING International Portfolio                  January 13, 2003
   ING Janus Contrarian Portfolio               January 13, 2003
   ING JPMorgan Emerging Markets Equity
      Portfolio                                 January 13, 2003
   ING JPMorgan Small Cap Equity Portfolio      January 13, 2003
   ING JPMorgan Value Opportunities
      Portfolio                                  April 29, 2005
   ING Julius Baer Foreign Portfolio            January 13, 2003
   ING Legg Mason Partners All Cap Portfolio    January 6, 2003
   ING Legg Mason Value Portfolio               January 13, 2003
   ING LifeStyle Aggressive Growth Portfolio      May 1, 2004
   ING LifeStyle Growth Portfolio                 May 1, 2004
   ING LifeStyle Moderate Growth Portfolio        May 1, 2004
   ING LifeStyle Moderate Portfolio               May 1, 2004
   ING Limited Maturity Bond Portfolio          January 6, 2003
   ING Liquid Assets Portfolio                  January 6, 2003

   ING Lord Abbett Affiliated Portfolio         January 6, 2003
   ING MarketPro Portfolio                       August 1, 2005
   ING MarketStyle Growth Portfolio              August 1, 2005
   ING MarketStyle Moderate Growth Portfolio     August 1, 2005
   ING MarketStyle Moderate Portfolio            August 1, 2005
   ING Marsico Growth Portfolio                 January 13, 2003
   ING Marsico International Opportunities
      Portfolio                                  April 29, 2005
   ING Mercury Large Cap Growth Portfolio       January 6, 2003
   ING Mercury Large Cap Value Portfolio        January 6, 2003
   ING MFS Total Return Portfolio               January 13, 2003
   ING MFS Utilities Portfolio                   April 29, 2005
   ING Oppenheimer Main Street Portfolio(R)       January 13, 2003
   ING PIMCO Core Bond Portfolio                January 13, 2003
   ING PIMCO High Yield Portfolio               November 5, 2003
   ING Pioneer Fund Portfolio                    April 29, 2005
   ING Pioneer Mid Cap Value Portfolio           April 29, 2005
   ING Stock Index Portfolio                    November 5, 2003
   ING T. Rowe Price Capital Appreciation
      Portfolio                                 January 13, 2003
   ING T. Rowe Price Equity Income Portfolio    January 13, 2003
   ING Templeton Global Growth Portfolio        January 13, 2003
   ING UBS U.S. Allocation Portfolio            January 6, 2003
   ING Van Kampen Equity Growth Portfolio       January 13, 2003
   ING Van Kampen Global Franchise Portfolio    January 13, 2003
   ING Van Kampen Growth and Income
      Portfolio                                 January 13, 2003
   ING Van Kampen Real Estate Portfolio         January 13, 2003
   ING VP Index Plus International Equity
      Portfolio                                   July 29, 2005
   ING Wells Fargo Mid Cap Disciplined
      Portfolio                                 January 6, 2003
   ING Wells Fargo Small Cap Disciplined
      Portfolio                                November 30, 2005

ING MAYFLOWER TRUST
   ING International Value Fund                 November 3, 2003

ING MUTUAL FUNDS
   ING Diversified International Fund           December 7, 2005
   ING Emerging Countries Fund                  November 3, 2003
   ING Emerging Markets Fixed Income Fund       December 7, 2005
   ING Foreign Fund                               July 1, 2003
   ING Global Bond Fund                          June 19, 2006
   ING Global Equity Dividend Fund             September 2, 2003
   ING Global Natural Resources Fund            November 3, 2003
   ING Global Real Estate Fund                  November 3, 2003
   ING Global Value Choice Fund                 November 3, 2003
   ING Greater China Fund                       December 7, 2005
   ING Index Plus International Equity Fund     December 7, 2005
   ING International Capital Appreciation
      Fund                                      December 7, 2005
   ING International Fund                       November 3, 2003

   ING International Real Estate Fund          February 28, 2006
   ING International SmallCap Fund              November 3, 2003
   ING International Value Choice Fund          February 1, 2005
   ING Russia Fund                              November 3, 2003

ING PARTNERS, INC.
   ING American Century Large Company Value
      Portfolio                                 January 10, 2005
   ING American Century Select Portfolio        January 10, 2005
   ING American Century Small-Mid Cap Value
      Portfolio                                 January 10, 2005
   ING Baron Asset Portfolio                    December 7, 2005
   ING Baron Small Cap Growth Portfolio         January 10, 2005
   ING Columbia Small Cap Value II Portfolio     April 28, 2006
   ING Davis Venture Value Portfolio            January 10, 2005
   ING Fidelity(R) VIP Contrafund(R)
      Portfolio                                  November 15, 2004
   ING Fidelity(R) VIP Equity-Income
      Portfolio                                  November 15, 2004
   ING Fidelity(R) VIP Growth Portfolio          November 15, 2004
   ING Fidelity(R) VIP Mid Cap Portfolio         November 15, 2004
   ING Fundamental Research Portfolio           January 10, 2005
   ING Goldman Sachs(R) Capital Growth
      Portfolio                                 January 10, 2005
   ING Goldman Sachs(R) Structured Equity
      Portfolio                                 January 10, 2005
   ING JPMorgan International Portfolio         January 10, 2005
   ING JPMorgan Mid Cap Value Portfolio         January 10, 2005
   ING Legg Mason Partners Aggressive Growth
      Portfolio                                 January 10, 2005
   ING Legg Mason Partners Large Cap Growth
      Portfolio                                 January 10, 2005
   ING Lord Abbett U.S. Government
      Securities Portfolio                      December 7, 2005
   ING Neuberger Berman Partners Portfolio      December 7, 2005
   ING Neuberger Berman Regency Portfolio       December 7, 2005
   ING OpCap Balanced Value Portfolio           January 10, 2005
   ING Oppenheimer Global Portfolio             January 10, 2005
   ING Oppenheimer Strategic Income
      Portfolio                                 January 10, 2005
   ING PIMCO Total Return Portfolio             January 10, 2005
   ING Pioneer High Yield Portfolio             December 7, 2005
   ING Solution 2015 Portfolio                   April 29, 2005
   ING Solution 2025 Portfolio                   April 29, 2005
   ING Solution 2035 Portfolio                   April 29, 2005
   ING Solution 2045 Portfolio                   April 29, 2005
   ING Solution Income Portfolio                 April 29, 2005
   ING T. Rowe Price Diversified Mid Cap
      Growth Portfolio                          January 10, 2005
   ING T. Rowe Price Growth Equity Portfolio    January 10, 2005
   ING Templeton Foreign Equity Portfolio      November 30, 2005
   ING Thornburg Value Portfolio                January 10, 2005
   ING UBS U.S. Large Cap Equity Portfolio      January 10, 2005
   ING UBS U.S. Small Cap Growth Portfolio       April 28, 2006
   ING Van Kampen Comstock Portfolio            January 10, 2005
   ING Van Kampen Equity and Income
      Portfolio                                 January 10, 2005

ING RISK MANAGED NATURAL RESOURCES FUND         October 24, 2006

ING SERIES FUND, INC.
   Brokerage Cash Reserves                        June 2, 2003
   ING 130/30 Fundamental Research Fund          April 28, 2006
   ING Aeltus Money Market Fund                   June 2, 2003
   ING Balanced Fund                              June 2, 2003
   ING Global Science and Technology Fund         June 2, 2003
   ING Growth and Income Fund                     June 9, 2003
   ING Growth Fund                                June 9, 2003
   ING Index Plus LargeCap Fund                   June 9, 2003
   ING Index Plus MidCap Fund                     June 9, 2003
   ING Index Plus SmallCap Fund                   June 9, 2003
   ING International Growth Fund                November 3, 2003
   ING Small Company Fund                         June 9, 2003
   ING Strategic Allocation Conservative
      Fund                                        June 2, 2003
   ING Strategic Allocation Growth Fund           June 2, 2003
   ING Strategic Allocation Moderate Fund         June 2, 2003

ING STRATEGIC ALLOCATION PORTFOLIOS, INC.
   ING VP Strategic Allocation Conservative
      Portfolio                                   July 7, 2003
   ING VP Strategic Allocation Growth
      Portfolio                                   July 7, 2003
   ING VP Strategic Allocation Moderate
      Portfolio                                   July 7, 2003

ING VARIABLE FUNDS
   ING VP Growth and Income Portfolio             July 7, 2003

ING VARIABLE INSURANCE TRUST
   ING GET U.S. Core Portfolio - Series 1        June 13, 2003
   ING GET U.S. Core Portfolio - Series 2      September 12, 2003
   ING GET U.S. Core Portfolio - Series 3      December 12, 2003
   ING GET U.S. Core Portfolio - Series 4        March 12, 2004
   ING GET U.S. Core Portfolio - Series 5        June 11, 2004
   ING GET U.S. Core Portfolio - Series 6      September 10, 2004
   ING GET U.S. Core Portfolio - Series 7      December 10, 2004
   ING GET U.S. Core Portfolio - Series 8        March 9, 2005
   ING GET U.S. Core Portfolio - Series 9         June 8, 2005
   ING GET U.S. Core Portfolio - Series 10     September 7, 2005
   ING GET U.S. Core Portfolio - Series 11      December 6, 2005
   ING GET U.S. Core Portfolio - Series 12       March 2, 2006
   ING GET U.S. Core Portfolio - Series 13       June 22, 2006
   ING VP Global Equity Dividend Portfolio      November 3, 2003

ING VARIABLE PORTFOLIOS, INC.
   ING VP Global Science and Technology
      Portfolio                                   July 7, 2003
   ING VP Growth Portfolio                        July 7, 2003

   ING VP Index Plus LargeCap Portfolio           July 7, 2003
   ING VP Index Plus MidCap Portfolio             July 7, 2003
   ING VP Index Plus SmallCap Portfolio           July 7, 2003
   ING VP International Equity Portfolio        November 3, 2003
   ING VP Small Company Portfolio                 July 7, 2003
   ING VP Value Opportunity Portfolio             July 7, 2003

ING VARIABLE PRODUCTS TRUST
   ING VP Financial Services Portfolio            May 1, 2004
   ING VP High Yield Bond Portfolio             October 6, 2003
   ING VP International Value Portfolio         November 3, 2003
   ING VP LargeCap Growth Portfolio             October 6, 2003
   ING VP MidCap Opportunities Portfolio        October 6, 2003
   ING VP Real Estate Portfolio                   May 1, 2004
   ING VP SmallCap Opportunities Portfolio      October 6, 2003

ING VP BALANCED PORTFOLIO, INC.                   July 7, 2003

ING VP INTERMEDIATE BOND PORTFOLIO                July 7, 2003

ING VP MONEY MARKET PORTFOLIO                     July 7, 2003

ING VP NATURAL RESOURCES TRUST                  October 6, 2003